EXHIBIT 99.1

VEECO REPORTS THIRD QUARTER 2024 FINANCIAL RESULTS

Third Quarter 2024 Highlights:

●	Revenue of $184.8 million, compared with $177.4 million in the same period last year
●	GAAP net income of $22.0 million, or $0.36 per diluted share, compared with $24.6 million, or $0.42 per diluted share in the same period last year
●	Non-GAAP net income of $28.3 million, or $0.46 per diluted share, compared with $31.0 million, or $0.53 per diluted share in the same period last year

Plainview, N.Y., November 6, 2024 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its third quarter ended September 30, 2024. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q3 '24	Q3 '23
Revenue	$184.8	$177.4
Net income	$22.0	$24.6
Diluted earnings per share	$0.36	$0.42

Non-GAAP Results	Q3 '24	Q3 '23
Operating income	$31.0	$32.7
Net income	$28.3	$31.0
Diluted earnings per share	$0.46	$0.53

“Veeco reported solid third quarter results above the mid-point of our guidance, led by record Semiconductor revenue,” commented Bill Miller, Ph.D., Veeco’s Chief Executive Officer. “Our Semiconductor business grew 26% year-over-year and 13% sequentially, highlighted by an increase in shipments to leading-edge customers across several product lines. Our portfolio of enabling technologies is gaining traction for several industry inflections, contributing to our expectations for our Semiconductor business to outperform WFE growth for the 4th consecutive year.”

Guidance and Outlook

The following guidance is provided for Veeco’s fourth quarter 2024:

●	Revenue is expected in the range of $165 million to $185 million
●	GAAP diluted earnings per share are expected in the range of $0.18 to $0.27
●	Non-GAAP diluted earnings per share are expected in the range of $0.35 to $0.45

Conference Call Information

A conference call reviewing these results has been scheduled for today, November 6, 2024 starting at 5:00pm ET. To join the call, dial 1-877-407-8029 (toll-free) or 1-201-689-8029. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our laser annealing, ion beam, chemical vapor deposition (CVD), metal organic chemical vapor deposition (MOCVD), single wafer etch & clean and lithography technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; the effects of regional or global health epidemics; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this press release or, in the case of any document referenced herein or incorporated by reference, the date of that document. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

-financial tables attached-

Veeco Contacts:

Investors:Anthony Pappone (516) 500-8798apappone@veeco.com

Media:Brenden Wright (410) 984-2610bwright@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Net sales	$184,807	$177,366	$535,170	$492,511
Cost of sales	105,596	100,489	305,150	286,107
Gross profit	79,211	76,877	230,020	206,404
Operating expenses, net:
Research and development	32,216	28,817	93,554	83,762
Selling, general, and administrative	25,291	22,814	74,586	69,263
Amortization of intangible assets	1,687	2,123	5,403	6,358
Other operating expense (income), net	(4,318)	860	(6,625)	1,264
Total operating expenses, net	54,876	54,614	166,918	160,647
Operating income	24,335	22,263	63,102	45,757
Interest income (expense), net	323	247	1,377	(1,187)
Other income (expense), net	—	—	—	(97,091)
Income (loss) before income taxes	24,658	22,510	64,479	(52,521)
Income tax expense (benefit)	2,707	(2,064)	5,730	(516)
Net income (loss)	$21,951	$24,574	$58,749	$(52,005)

Income (loss) per common share:
Basic	$0.39	$0.44	$1.04	$(0.98)
Diluted	$0.36	$0.42	$0.97	$(0.98)

Weighted average number of shares:
Basic	56,410	55,352	56,256	52,978
Diluted	62,654	59,636	62,103	52,978

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	September 30,	December 31,
	2024	2023
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$163,228	$158,781
Restricted cash	258	339
Short-term investments	157,534	146,664
Accounts receivable, net	132,347	103,018
Contract assets	30,795	24,370
Inventories	242,123	237,635
Prepaid expenses and other current assets	34,692	35,471
Total current assets	760,977	706,278
Property, plant and equipment, net	112,677	118,459
Operating lease right-of-use assets	26,695	24,377
Intangible assets, net	38,542	43,945
Goodwill	214,964	214,964
Deferred income taxes	115,777	117,901
Other assets	3,240	3,117
Total assets	$1,272,872	$1,229,041

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$50,049	$42,383
Accrued expenses and other current liabilities	57,117	57,624
Contract liabilities	80,468	118,026
Income taxes payable	1,060	—
Current portion of long-term debt	26,473	—
Total current liabilities	215,167	218,033
Deferred income taxes	6,383	6,552
Long-term debt	249,402	274,941
Long-term operating lease liabilities	34,421	31,529
Other liabilities	20,980	25,544
Total liabilities	526,353	556,599

Total stockholders’ equity	746,519	672,442
Total liabilities and stockholders’ equity	$1,272,872	$1,229,041

Note on Reconciliation Tables

The below tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Reconciliation of GAAP to Non-GAAP Financial Data (Q3 2024)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended September 30, 2024	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$184,807					$184,807
Gross profit	79,211	1,565		162		80,938
Gross margin	42.9%					43.8%
Operating expenses	54,876	(7,894)	(1,687)	4,644		49,939
Operating income	24,335	9,459	1,687	(4,482)	^	30,999
Net income	21,951	9,459	1,687	(4,836)	^	28,261

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q3 2024)

(in thousands)
(unaudited)

Three months ended September 30, 2024
Changes in contingent consideration	$(4,644)
Release of inventory fair value step-up associated with the Epiluvac purchase accounting	162
Subtotal	(4,482)
Non-cash interest expense	323
Non-GAAP tax adjustment *	(677)
Total Other	$(4,836)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q3 2024)

(in thousands, except per share amounts)
(unaudited)

	Three months ended September 30, 2024
	GAAP	Non-GAAP
Numerator:
Net income	$21,951	$28,261
Interest expense associated with 2025 and 2027 Convertible Senior Notes	515	466
Net income available to common shareholders	$22,466	$28,727

Denominator:
Basic weighted average shares outstanding	56,410	56,410
Effect of potentially dilutive share-based awards	1,606	1,606
Dilutive effect of 2025 Convertible Senior Notes	1,104	1,104
Dilutive effect of 2027 Convertible Senior Notes (1)	1,788	1,354
Dilutive effect of 2029 Convertible Senior Notes	1,746	1,746
Diluted weighted average shares outstanding	62,654	62,220

Net income per common share:
Basic	$0.39	$0.50
Diluted	$0.36	$0.46

(1)  -  The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP to Non-GAAP Financial Data (Q3 2023)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended September 30, 2023	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$177,366					$177,366
Gross profit	76,877	1,556				78,433
Gross margin	43.3%					44.2%
Operating expenses	54,614	(5,864)	(2,123)	(911)		45,716
Operating income	22,263	7,420	2,123	911	^	32,717
Net income	24,574	7,420	2,123	(3,077)	^	31,040

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q3 2023)

(in thousands)
(unaudited)

Three months ended September 30, 2023
Changes in contingent consideration	$818
Acquisition related	93
Subtotal	911
Non-cash interest expense	311
Non-GAAP tax adjustment *	(4,299)
Total Other	$(3,077)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q3 2023)

(in thousands, except per share amounts)
(unaudited)

	Three months ended September 30, 2023
	GAAP	Non-GAAP
Numerator:
Net income	$24,574	$31,040
Interest expense associated with 2025 and 2027 Convertible Senior Notes	513	466
Net income available to common shareholders	$25,087	$31,506

Denominator:
Basic weighted average shares outstanding	55,352	55,352
Effect of potentially dilutive share-based awards	1,391	1,391
Dilutive effect of 2025 Convertible Senior Notes	1,104	1,104
Dilutive effect of 2027 Convertible Senior Notes (1)	1,789	1,355
Diluted weighted average shares outstanding	59,636	59,202

Net income per common share:
Basic	$0.44	$0.56
Diluted	$0.42	$0.53

(1)	- The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q3 2024 and 2023)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	September 30, 2024	September 30, 2023
GAAP Net income	$21,951	$24,574
Share-based compensation	9,459	7,420
Amortization	1,687	2,123
Changes in contingent consideration	(4,644)	818
Release of inventory fair value step-up associated with the Epiluvac purchase accounting	162	—
Acquisition related	—	93
Interest (income) expense, net	(323)	(247)
Income tax expense	2,707	(2,064)
Non-GAAP Operating income	$30,999	$32,717

Reconciliation of GAAP to Non-GAAP Financial Data (Q4 2024)

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
December 31, 2024	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$165	-	$185				$165	-	$185
Gross profit	70	-	79	2	—	—	72	-	81
Gross margin	42%	-	43%				43%	-	44%
Operating expenses	58	-	60	(8)	(2)	—	48	-	51
Operating income	12	-	19	10	2	—	23	-	30
Net income	$10	-	$16	10	2	(1)	$21	-	$27

Income per diluted common share	$0.18	-	$0.27				$0.35	-	$0.45

Income per Diluted Common Share (Q4 2024)

(in millions, except per share amounts)
(unaudited)

Guidance for the three months ending December 31, 2024	GAAP			Non-GAAP
Numerator:
Net income	$10	-	$16	$21	-	$27
Interest expense associated with convertible notes	—		1	—		—
Net income available to common shareholders	$10	-	$17	$21	-	$27

Denominator:
Basic weighted average shares outstanding	56		56	56		56
Effect of potentially dilutive share-based awards	2		2	1		1
Dilutive effect of 2025 Convertible Senior Notes	—		1	1		1
Dilutive effect of 2027 Convertible Senior Notes (1)	2		2	1		1
Dilutive effect of 2029 Convertible Senior Notes	1		1	1		1
Diluted weighted average shares outstanding	60		61	61		61

Net income per common share:
Income per diluted common share	$0.18	-	$0.27	$0.35	-	$0.45

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q4 2024)

(in millions)
(unaudited)

Guidance for the three months ending December 31, 2024
GAAP Net income	$10	-	$16
Share-based compensation	10	-	10
Amortization	2	-	2
Interest income, net	(1)	-	(1)
Income tax expense	3	-	4
Non-GAAP Operating income	$23	-	$30

Note: Amounts may not calculate precisely due to rounding.